                                WARRANT AGREEMENT

            This WARRANT AGREEMENT (the "Agreement") dated as of July 9, 1997 is made by and among BEC Group, Inc., a Delaware corporation having its executive offices at 555 Theodore Fremd Avenue, Suite B-302, Rye, New York, 10580 USA (the "Company") and Maurice Bolle, Robert Bolle, Franck Bolle, Patricia Bolle Passaquay, Brigitte Bolle and Christelle Roche, each having a business address of Rue Tacon, BP 139, Oyomax, 01104 France (collectively, the "Warrantholders").

            In connection with the acquisition by Bolle Inc., a Delaware corporation that is wholly owned by the Company, of the all of the issued and outstanding shares of capital stock of Holding B.F., which shall include all the issued and outstanding shares of capital stock of SNC Bolle (the "Acquisition") and as partial consideration for the Acquisition, the Company hereby agrees to issue to the Warrantholders, Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of 2,130,000 shares, subject to adjustment as provided for herein (the "Shares") of common stock, par value $.01 per share of the Company (the "Common Stock"). Notwithstanding any other provision of this Agreement to the contrary, the Warrantholders acknowledge and agree for themselves and all transferees or pledgees of the Warrants and the Shares, that (i) no modification, amendment, adjustment or alteration shall be made to the terms of this Agreement or the Warrants in connection with the effectuation by the Company of the Spin-off (defined below in Section 8.2(b) of this Agreement) and (ii) the Warrantholders shall not be entitled to receive any portion of any dividend declared on the Common Stock to effectuate the Spin-off. The number of Shares that each Warrantholder's Warrant shall obtain upon exercise in full of such Warrant is set forth in Schedule 1 to this Agreement. The Warrants shall be issued on the date of the closing of the Acquisition (the "Closing Date").

            In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholders, for value received, hereby agree as follows:

SECTION 1. TRANSFERABILITY AND FORM OF WARRANTS.

            1.1. Registration. The Warrants shall be numbered and shall be registered on the books of the Company when issued.

            1.2. Transfer. The Warrants shall be transferable only on the books of the Company maintained at its principal office in Rye, New York, USA or wherever its principal executive offices may then be located upon delivery thereof duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Warrant to the person entitled thereto. Subject to the limitations set forth in Section 1.3 below, the Warrants may be sold, transferred or otherwise disposed of by the Warrantholders at any time during the period commencing at 9:00 a.m. New York City Time on July ___, 1999 (the "Exercisability Date") and ending at 5:00 p.m. New York City Time on
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July ___, 2001 (the "Termination Date"); provided, however, that the Warrants may be pledged at any time after the Closing Date, subject to compliance with all applicable laws.

            1.3. Limitations on Transfer of the Warrants. The Warrants may not be sold, transferred, or otherwise disposed of by the Warrantholders in the absence of registration of the Warrant under the Securities Act of 1933, as amended (the "Securities Act"), and state securities laws, or an exemption therefrom. A Warrant shall be divided or combined, upon request to the Company, by the Warrantholder, into a certificate or certificates representing the right to purchase the same, aggregate number of Shares purchasable under the Warrant. Unless the context indicates otherwise, the term "Warrantholder" shall include any transferee or transferees of the Warrants pursuant to this subsection 1.3, and the term "Warrant" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement.

            1.4. Form of Warrants.

            (a) The text of the Warrants and the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The price per Share and the number of Shares issuable upon exercise of the Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its President or a Vice President.

            (b) A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

            (c) The Warrant shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

            1.5. Legend on Warrants and Share Certificates. The Warrants and each certificate for Shares initially issued upon exercise of the Warrants, shall bear the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, MORTGAGED, PLEDGED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE SECURITIES ACT AND STATE SECURITIES LAWS."

Any Warrant or certificate issued at anytime in exchange or substitution for any Warrant or certificate bearing such legend shall also bear the above legend unless, in the opinion of Willkie


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Farr & Gallagher or such other counsel as shall be reasonably approved by the
Company, the securities represented thereby need no longer be subject to such restrictions.

SECTION 2. EXCHANGE OF WARRANT CERTIFICATE.

            Any Warrant certificate may be exchanged without expense to the Warrantholder (other than for the payment of any taxes associated with such exchange) for another Warrant certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the Warrant certificate or certificates surrendered then entitling such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate as so requested.

SECTION 3. TERM OF WARRANTS; EXERCISE OF WARRANTS.

            Subject to the terms of this Agreement, a Warrantholder shall have the right, at any time during the period commencing on the Exercisability Date and ending on the Termination Date, to purchase from the Company up to the number of Shares which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office in Rye, New York, USA, of the certificate evidencing the Warrant to be exercised, together with the purchase form on the reverse thereof duly filled in and signed, and upon payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 7 and 8 hereof), for the number of Shares with respect to which such Warrant is then exercised. Except as otherwise provided in this Agreement, payment of the aggregate Warrant Price shall be made in cash, by cashier's check or by wire transfer. Notwithstanding any other provision of this Agreement to the contrary, no Warrant shall be exercised, in whole or in part, for an amount of Shares that is less than 50,000 or the remaining Shares that such Warrantholder is then able to purchase upon exercise of the Warrant.

            Upon such surrender of the Warrant and payment of such Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch (and, in any event, no later than 10 business days from the date of such surrender and payment) to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate certificate or certificates for the number of full Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 9 hereof with respect to any fractional Shares otherwise issuable upon such surrender and the cash, property and other securities to which the Warrantholder is entitled pursuant to the provisions of Section 8. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such Shares as of the close of business on the date of the surrender of the Warrant and payment of the Warrant Price, as aforesaid, notwithstanding that the certificates representing such Shares shall not actually have been delivered or that the stock and warrant transfer books of the Company shall then be closed. A Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that the certificate evidencing the Warrant is exercised with respect to less than all of the Shares


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specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining Warrant shall be issued by the Company.

            Notwithstanding anything herein to the contrary, the Warrantholders may, at their option, at any time during the period commencing on the Exercisability Date and ending on the Termination Date, exchange the Warrants, in whole or in part (a "Warrant Exchange"), into the number of Shares determined in accordance with this paragraph, by surrendering the certificate evidencing the Warrant to be exchanged at the principal executive office of the Company or at the office of its stock transfer agent, accompanied by a notice stating such Warrantholder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Warrantholder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant certificate of like tenor evidencing the balance of the Shares remaining subject to this Agreement, shall be issued as of the Exchange Date and delivered to the Warrantholder within 10 business days following the Exchange Date. In connection with any Warrant Exchange, this Agreement shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Warrantholder in its Notice of Exchange (the "Total Number") less (ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Warrant Price by (B) the Current Market Price (as defined in Section 8.1) of a share of Common Stock as at the Exchange Date.

SECTION 4. PAYMENT OF TAXES.

            The Company shall pay all U.S. documentary stamp taxes, if any, attributable to the initial issuance of the Shares; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable with respect to any secondary transfer of the Warrant or the Shares.

SECTION 5. MUTILATED OR MISSING WARRANT.

            In case the certificate or certificates evidencing a Warrant shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such mutilation, loss, theft or destruction of such Warrant and of a bond of indemnity, if requested, also satisfactory in form and amount at the applicant's cost. Applicants for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.


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SECTION 6. RESERVATION OF SHARES OF CAPITAL STOCK.

            There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remains outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. Every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants shall be irrevocably authorized and directed at all times to reserve such number of authorized shares and other securities as shall be requisite for such purpose. The Company shall keep a copy of this Agreement on file with every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company shall supply such transfer agent with duly executed stock and other certificates for such purpose and shall provide or otherwise make available any cash which may be payable as provided in Sections 8 and 9 hereof.

SECTION 7. WARRANT PRICE.

            The price per Share (the "Warrant Price") at which Shares shall be purchasable upon the exercise of the Warrants shall be $3.10 per Share, subject to adjustment pursuant to Section 8 hereof. The Warrantholders acknowledge that the Warrant Price has been determined assuming that the Spin-off (as defined in Section 8.2(b)) has occurred on or prior to the Exercisability Date. Should the Spin-off not have occurred on or prior to the Exercisability Date, the Warrant Price shall be increased to reflect the value of the Company as of the Exercisability Date. The amount of the increase to the Warrant Price shall be determined based upon the value of the Company as of the Exercisability Date and determined pursuant to a fairness opinion obtained from an independent investment bank selected by the Warrantholders and reasonably acceptable to the Company. The Company agrees to pay all expenses associated with obtaining the fairness opinion contemplated by this Section 7.

SECTION 8. ADJUSTMENTS.

            8.1. Definition of Current Market Price. For purposes of this
Section 8, the term "Current Market Price" shall mean, on any date specified herein, (i) if the Common Stock is listed on any national securities exchange or the Nasdaq National Market, the average of the last reported sales price (or the average of the quoted closing bid and asked prices if there shall have been no sales) of the Common Stock on such exchange or the Nasdaq National Market (as the case may be) for a period of 20 trading days prior to such date, or (ii) if the Common Stock is not so listed, on the basis of the average of the mean of the last quoted bid and asked prices for the Common Stock for each day in the 20 trading day period prior to such date, as reported by Nasdaq, or its successor, or (iii) if the Common Stock is not so listed and if there are no such closing bid and asked prices, on the basis of the fair market value per share as reasonably determined in good faith by the Board of Directors of the Company, but not less than the book value thereof as of the most recent fiscal year of the Company.

            8.2. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:


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            (a) Adjustments.

                  (i) In case the Company shall (A) pay a dividend in shares of
            Common Stock or make a distribution in shares of Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) issue by reclassification of its Common Stock other securities of the Company, the number of Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that each Warrantholder shall be entitled to receive, upon exercise of its Warrant, the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive after the happening of any of the events described above had its Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (i) shall become effective immediately after the effective date of such event and such adjustment shall be retroactive to the record date, if any, for such event.

                  (ii) Except in respect of transactions described in paragraph
            (i) above, in case the Company shall sell or issue Common Stock or rights, options, warrants or convertible securities (or rights, options or warrants to purchase convertible securities) containing the right to subscribe for or purchase shares of Common Stock (collectively, "Rights"), and the sale or issuance price per share of Common Stock (or in the case of any Rights, the sum of the consideration paid or payable for any such Right entitling the holder thereof to acquire one share of Common Stock and such additional consideration paid or payable upon exercise or conversion of any such Right to acquire one share of Common Stock) is less than the Current Market Price as determined as of the date of such sale or issuance, then the number of Shares purchasable upon exercise of each Warrant shall be increased by dividing such number of Shares by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares which the aggregate of the offering price of the total number of shares so offered for subscription or purchase or subject to such Rights or (or the aggregate conversion price of the convertible securities so offered for subscription or purchase) would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares so offered for subscription or purchase or subject to such Rights or (or into which the convertible securities so offered for subscription or purchase are convertible), such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of such adjustments, the Common Stock which the holders of any such Rights shall be entitled to subscribe for or purchase shall be deemed to be


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            outstanding as of the date of determination of stockholders entitled to receive such Rights or the date of issuance of such Rights. If at the end of the period during which such Rights are exercisable not all such Rights shall have been exercised, the adjusted number of Shares shall be immediately readjusted to what it would have been based on the number of additional shares of Common Stock actually issued. In addition, for purposes of this subsection (ii), the number of shares of Common Stock outstanding shall not include shares of Common Stock held in the treasury of the Company.

                  (iii) Except in respect of transactions described in paragraph
            (i) above, in case the Company shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of cash, other or additional stock or other securities or property or options), by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement or otherwise, but excluding dividends described in
            Section 8.2(b) hereof on the Common Stock, then in each case the number of Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying (A) the number of Shares theretofore purchasable upon exercise of the Warrant by (B) a fraction, of which the numerator shall be the then Current Market Price on the record date for the determination of stockholders entitled to receive such dividend or other distribution, and of which the denominator shall be such Current Market Price on such date minus the amount of such dividend or distribution applicable to one share of Common Stock. The Board of Directors of the Company shall determine the amount of such dividend or distribution allocable to one share of Common Stock and such determination, if reasonable and based upon the Board of Directors' good faith business judgment, shall be binding upon the Warrantholders. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                  (iv) Except with respect to transactions described in
            paragraph (vi) hereof, no adjustment in the number of Shares purchasable hereunder shall be required unless (A) such adjustment would require an increase or decrease of at least point seven-five percent (0.75%) in the number of Shares then purchasable upon the exercise of the Warrants, or (B) a notice of a Warrantholder's election to purchase has been received by the Company with respect to the exercise of the balance of the Shares purchasable pursuant to such Warrant (prior to such required adjustment); provided, however, that any adjustments which by reason of this paragraph (iv) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment. In calculating any adjustment hereunder, the Warrant Price shall be calculated to the nearest


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
            .001 of a cent and the number of Shares purchasable hereunder shall be calculated to the nearest .001 of a share.

                  (v) Whenever the number of Shares purchasable upon the
            exercise of the Warrant is adjusted as herein provided (other than as provided by paragraph (vi)), the Warrant Price payable upon exercise of the Warrant shall also be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately after such adjustment.

                  (vi) In the event that as of the effective date of the
            Spin-off (as such term is defined in Section 8.2(b)) all of the Company's 8% Convertible Subordinated Notes due 2002 that were originally issued on May 3, 1996 (the "Originally Issued Convertible Notes") have not been converted into shares of Common Stock, the Warrant Price then in effect immediately prior such effective date shall be decreased to an amount determined by the results of the following formula:

                  65,000,000 / (21,000,000 + X),

            where "X" equals the positive difference only between (i) the aggregate number of shares of Common Stock that are issuable to the holders of the Originally Issued Convertible Notes after the effective date of the Spin-off and (ii) 3,658,386.

                  (vii) For the purpose of this section 8.2(a), the term "Common
            Stock" shall mean (A) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this
            Section 8 the Warrantholders shall become entitled to purchase any securities of the Company other than Common Stock, the Company shall duly reserve such securities for issuance and thereafter the number of such other securities so purchasable upon exercise of a Warrant and the Warrant Price of such securities shall be subject to the adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 8.

      If the consideration provided for in any Right or the additional consideration, if any, payable upon the conversion or exchange of any Right shall be reduced, or the rate at which any Right is exercisable or convertible into or exchangeable for shares of Common Stock shall be increased, at any time under or by reason of provisions with respect thereto


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
      designed to protect against dilution, then, effective concurrently with each such change, the Warrant Price then in effect shall first be adjusted to eliminate the effects (if any) of the issuance (or deemed issuance) of such Right on the Warrant Price and then readjusted as if such Right had been issued on the date of such change with the terms in effect after such change, but only if as a result of such adjustment the Warrant Price then in effect hereunder is thereby reduced.

            (b) No Adjustment for Dividends. Except as provided in Section 8.2(a), no adjustment with respect to any ordinary dividends (made out of current earnings) on shares of Common Stock shall be made during the term of the Warrants or upon the exercise of a Warrant. Notwithstanding any provision of this Agreement, no adjustment shall be made with respect to the dividend associated with the Spin-off. For purposes of this Agreement, the "Spin-off" shall mean the distribution by the Company to its current stockholders of all assets and liabilities (other than assets and liabilities relating to the Acquisition or to Bolle America, Inc. or as otherwise agreed by the parties hereto, which the Company shall continue to hold directly or through ownership of all of the outstanding capital stock of Bolle Inc. after the Closing Date) recorded on the Company's balance sheet as of the effective date of such distribution.

            (c) Preservation of Purchase Rights Upon Reclassification, Consolidation, etc. In case of any consolidation or merger of the Company with or into another entity as a result of which the holders of Common Stock become holders of other shares or securities of the Company or of another entity or person, or such holders receive cash or other assets, or in case of any sale or conveyance to another person of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing entity or person, as the case may be, shall execute with the Warrantholders an agreement that the Warrantholders shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of their respective Warrants the kind and amount of Shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had its Warrant been exercised immediately prior to such action and (ii) that the Warrants shall continue in full force and effect notwithstanding the consummation of such transaction and that such person or entity shall assume the obligations of the Company hereunder. The agreements referred to in this Section 8.2(c) shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in the other provisions in this Section 8. The provisions of this Section 8.2(c) shall similarly apply to successive consolidations, mergers, sales or conveyances.

            8.3. Statement on Warrants. Irrespective of any adjustment in the Warrant Price or the number or kind of Shares purchasable upon the exercise of a Warrant, a Warrant certificate or certificates therefore or thereafter issued may continue to express the same price and number and kind of shares as are stated in a Warrant initially issuable pursuant to this Agreement.

            8.4. Notice of Adjustment. Whenever the Warrant Price shall be adjusted pursuant to this Section 8, the Company shall forthwith file at each office designated for the


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
exercise of the Warrants, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment and the Warrant Price that will be effective after such adjustment. Each such statement shall be made available at all reasonable times for inspection by any Warrantholder. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to each Warrantholder.

            8.5.  Notice of Certain Events.  If at any time after the Closing
Date:

            (a) the Company shall pay any dividend upon its Common Stock or make any distribution to the holders of its Common Stock;

            (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other Rights;

            (c) the Company shall offer any other Rights to the holders of its Common Stock;

            (d) there shall be any capital reorganization, or reclassification of the capital stock of the Company or any of its subsidiaries, or consolidation or merger of the Company with or into any other corporation or entity, or consolidation or merger of any other corporation or entity with or into the Company, or the sale, lease, conveyance, exchange or transfer of all or substantially all of the property or assets of the Company to any other corporation or entity; or

            (e) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give notice to the Warrantholders of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription or other rights, or (y) the date (or, if not then known, a reasonable approximation thereof by the Company) on which such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, exchange, transfer, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock of record shall be paid or shall receive such dividend, distribution, subscription or other rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, exchange, transfer, dissolution, liquidation or winding up, as the case may be. Such notice shall be given at the time notice thereof (if any) is given to the holders of Common Stock and, in any event, not later than 20 days prior to the date specified in clause (x) or (y) of this subparagraph, as the case may be. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended, or to a favorable vote of stockholders, if either is required.

            8.6. Reservation. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock


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
deliverable upon the exercise of the Warrants and shall take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock upon the exercise of the Warrants.

SECTION 9. FRACTIONAL INTERESTS.

            The Company shall not be required to issue fractional Shares on the exercise of the Warrants. If any fraction of a Share would, except for the provisions of this Section 9, be issuable on the exercise of the Warrants (or specified portions thereof), the Company shall pay an amount in cash equal to the Current Market Price as determined pursuant to Section 8.1 above of such fractional Share.

SECTION 10. NO RIGHTS AS STOCKHOLDERS.

            Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrantholders or their transferees any rights as a stockholder of the Company.

SECTION 11. NOTICES.

            All notices and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

            (a) if to the Warrantholders, to each Warrantholder at the address specified on Schedule 1 to this Agreement with respect to that Warrantholder, with a copy to Baker & McKenzie, 32 Avenue Kleber 75116, Paris, France, marked for attention of Jean-Francois Bretonniere, or at such other address as a Warrantholder may have furnished the Company in writing, or

            (b) if to the Company, at 555 Theodore Fremd Avenue, Suite B-302, Rye, NY 10580, marked for the attention of Martin E. Franklin, Chairman, or at such other address as it may have furnished in writing to the Warrantholders.

            Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

SECTION 12. SUCCESSORS.

            All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholders shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 13. MERGER OR CONSOLIDATION OF THE COMPANY.

            The Company shall not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of subsection 8.2(c) are complied with.

SECTION 14. REPRESENTATIONS.

            14.1. Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on the business, properties, assets, condition (financial or otherwise), liabilities or operations of the Company and its subsidiaries taken as a whole.

            14.2. Capitalization of the Company; Title to the Shares.

            (a) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $.01 per share and 500,000 shares of preferred stock, $.01 par value. As of March 31, 1997, (i) 17,721,675 shares of Company Common Stock were validly issued and outstanding, fully paid and nonassessable (with 171,000 shares of Company Common Stock held in treasury) and (ii) no shares of preferred stock were issued and outstanding. As of the date hereof, there are no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the Company's stockholders may vote issued or outstanding. As of March 31, 1997, except for (i) options to acquire 1,757,739 shares and warrants to acquire 250,000 shares of Company Common Stock, (ii) options outstanding under the Company's Employee Stock Purchase Plan and (iii) the Warrants contemplated by this Agreement, (iv) $54,000 aggregate principal amount of 8% Convertible Subordinated Notes due 2001 (which as of the date hereof are convertible into 2,981 shares of Common Stock and (v) $21,018,565 aggregate principal amount of 8% Convertible Subordinated Notes due 2002 (which as of the date hereof are convertible into 3,658,386 shares of Company Common Stock), there are no options, warrants, calls or other rights, agreements or commitments presently outstanding obligating the Company to issue, deliver or sell shares of its capital stock or debt securities, or obligating the Company to grant, extend or enter into any such option, warrant, call or other such right, agreement or commitment.

            (b) The Shares will be duly authorized and validly issued, and will be fully paid and nonassessable and no personal liability will attach to the ownership thereof. Upon exercise of a Warrant, the Company will deliver valid and marketable title to the Shares issuable as a result of such exercise, free and clear of any liens, claims, charges, security interests, legal or equitable encumbrances, limitations or restrictions. Except for this

      Agreement, there are no contracts, agreements, understandings, arrangements or restrictions related to the ownership or voting of the Warrants or the Shares.

SECTION 15. REGISTRATION RIGHTS

            15.1. Registration on Demand.

            (a) During the two-year period commencing on the date that a Warrant is first exercised by any Warrantholder, upon prior written notice (a "Demand Notice") to the Company from holders representing at least a majority of the then outstanding Registrable Securities (as defined in subparagraph (c) below), determined as if the Warrants had been fully exercised, to the effect that the holders of Registrable Securities desire to register any of their Registrable Securities under the Securities Act, the Company shall within 10 business days after receiving any Demand Notice give notice (the "Company's Notice") to the other holders of Registrable Securities stating the identity of the holders requesting registration and the number of Registrable Securities proposed to be sold thereby, and take appropriate action as promptly as practicable after its receipt of the Demand Notice to file with the Securities and Exchange Commission (the "Commission") a registration statement on the appropriate form covering all Registrable Securities specified in the Demand Notice and by such other holders (by notice given to the Company within 15 days after their receipt of the Company's Notice), (ii) use commercially reasonable efforts to cause such registration statement to become effective under the Securities Act and (iii) use commercially reasonable efforts to qualify the Registrable Securities subject to the Demand Notice for sale in such states as reasonably requested by the holders of a majority of Registrable Securities to be included in such registration, if necessary; provided such effort shall not require the Company to qualify as a foreign corporation or subject itself to taxation in any jurisdiction where it is not already so qualified or subject. The Company shall be obligated to effect only one registration pursuant to this Section 15.1.

            (b) The holders of the Registrable Securities to be included in any registration pursuant to this Section 15.1 shall be obligated to pay all registration expenses (as that term is defined in Section 15.5 hereof) of such registration whether or not such registration is ever deemed effective. The Company agrees to use its best efforts to effect any registration pursuant to this Section 15.1 in a cost effective manner, consistent with prudent business practices for such registrations.

            (c) For purposes of this Agreement, "Registrable Securities" shall mean, collectively (i) the Shares and (ii) any securities issued or issuable with respect to the Shares by way of stock dividend, stock split, in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Registrable Securities will cease to be such when (i) a registration statement covering such Registrable Securities has been declared effective, (ii) they shall have been otherwise transferred, and the Company shall have delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer and not bearing a legend restricting transfer in the absence of an effective registration or an exemption from the registration requirements of the Securities Act and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iii) they shall have ceased to be outstanding.

            (d) Any registration initiated by the holders of Registrable Securities as a demand registration pursuant to this Section 15.1 shall count as a demand registration for purposes of this Section 15.1 when such registration shall have been filed with the Commission and becomes effective and in the event such registration statement is withdrawn at the request of the initialing holder(s) of Registrable Securities prior to its becoming effective, unless such holder pays all expenses (as defined in Section 15.5).

            (e) Notwithstanding the provisions of Section 15.1(a) of this Agreement, the Company shall not be required to register Registrable Securities which, together with any other securities to be included in such registration, are equivalent to less than 50,000 shares of Common Stock, subject to equitable adjustment in case the Company shall (A) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) issue by reclassification of its Common Stock other securities of the Company.

            (f) The Company shall use its best efforts to maintain the effectiveness of a registration statement filed pursuant to this Section
      15.1 for a period of 180 days from its effective date.

            (g) The managing underwriter, if any, of any offering of Registrable Securities contemplated by this Section 15.1 shall be chosen by the holders of a majority of Registrable Securities included therein, which managing underwriter shall be reasonably acceptable to the Company.

            15.2. Incidental Registration.

            (a) If at any time or times after the Exercisability Date, the Company intends to file a registration statement on Form S-1, S-2 or S-3 (or other appropriate form) for the registration of an offering of equity securities with the Commission, the Company shall notify each of the holders of record of Registrable Securities at least 30 days prior to each such filing of the Company's intention to file such a registration statement, such notice shall state the number of shares of equity securities proposed to be registered thereby. If any holder of Registrable Securities notifies the Company within 30 days after receipt of such notice from the Company of its desire to have included in such registration statement any of its Registrable Securities, then the Company shall cause the Company to include such shares in such registration statement. The Company shall pay all the "expenses" (as defined in Section
      15.5 hereof) of such registration, excluding underwriting discounts and commissions.

            (b) The Company may in its discretion withdraw any registration statement filed pursuant to this Section 15.2 subsequent to its filing without liability to the holders of Registrable Securities.

            15.3. Allocations. In the event that any managing underwriter for any offering described in Section 15.2 above notifies the Company that, in good faith, it is able to proceed with the proposed offering only with respect to a smaller number (the "Maximum Number") of securities than the total number of Registrable Securities proposed to be offered by holders thereof, plus the total number of securities proposed to be offered by the Company and all others entitled to registration rights under such registration statement, then the aggregate number of Registrable Securities that may be included in the proposed offering by the holders thereof and the total number of securities that may be included in the proposed offering by all other holders (other than the Company) including shares in such registration statement shall equal the Maximum Number less the number of shares proposed to be offered by the Company, such difference to be allocated first in favor of the holders of Registrable Securities and thereafter pro rata in accordance with the number of shares proposed to be offered by each such party.

            15.4. Indemnity. In connection with a registration statement filed with the Commission pursuant to this Section 15, the Company shall provide each holder of Registrable Securities included in such registration statement, and each officer and director of any thereof, and each person who controls such holder within the meaning of Section 15 of the Securities Act, and Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), with indemnification against any losses, claims, damages or liabilities, reasonable attorneys fees, costs or expenses and costs and expenses of investigating and defending any such claims, (collectively "Damages"), joint or several, to which any of them may become subject under the federal securities laws, or otherwise, in form and substance as is customarily given to underwriters in an underwritten offering of securities. Each holder including Registrable Securities in any such registration statement agrees that it shall indemnify the Company, and each officer and director thereof, and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any Damages, in form and substance as is customarily given by underwriters to a corporation in an underwritten public offering of securities; provided, however, that (i) any such holder shall be liable under this Section
15.4 only to the extent that any such Damages arises out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement in reliance upon and in conformity with written information furnished by such holder, specifically for use in the preparation thereof; and (ii) the maximum amount which may be recovered from such holder shall be limited to the amount of the proceeds received by such holder from the sale of his/her Registrable Securities pursuant to such registration statement.

            15.5. Expenses. The Company shall bear all expenses, excluding fees and expenses of counsel for any selling stockholders and excluding underwriting discounts and commissions, in connection with a registration of Common Stock pursuant to Section 15.2. As used in this Section 15, "expenses" of a registration shall mean all expenses required to be disclosed in Part II of the Form S-1 registration statement, or in a comparable section of any similar form permitting an underwritten public offering, as well as expenses of underwriters customarily reimbursed by issuers or selling stockholders, excluding transfer taxes.

            15.6. Rule 144. The Company agrees that it will file in a timely manner all reports required to be filed by it pursuant to the Securities Act and the Exchange Act and will take further action as and when any holder of Registrable Securities may reasonably request in order that such holder may effect sales of Registrable Securities pursuant to Rule 144 under the Securities Act.

SECTION 16. APPLICABLE LAW.

            THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE.

SECTION 17. BENEFITS OF THIS AGREEMENT.

            Except as otherwise provided herein, nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Warrantholders any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company and the Warrantholders.

                            [Signature page follows]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.



                                    BEC GROUP, INC.


                                    /s/ Martin E. Franklin
                                    -------------------------------
                                    By:  Martin E. Franklin
                                    Title:  Chairman of the Board





                                            /s/ Maurice Bolle
                                       ---------------------------------
                                                Maurice Bolle



                                             /s/ Robert Bolle
                                       ---------------------------------
                                                 Robert Bolle




                                             /s/ Franck Bolle
                                       ---------------------------------
                                                 Franck Bolle



                                       /s/ Patricia Bolle Passaquay
                                       ---------------------------------
                                           Patricia Bolle Passaquay




                                             /s/ Brigitte Bolle
                                       ---------------------------------
                                                 Brigitte Bolle



                                            /s/ Christelle Roche
                                       ---------------------------------
                                                Christelle Roche

                                   SCHEDULE 1

Name and Address
of Warrantholder                                            No. of Shares
----------------                                            -------------

Mr. Maurice Bolle
13 rue Balland
01100 Oyonnax, France......................................    224,715

Mr. Robert Bolle
58 route de Marchon
01100 Oyonnax, France......................................    224,715

Mr. Franck Bolle
4 boulevard Dupuy
01100 Oyonnax, France......................................    420,675

Mrs. Patricia Bolle Passaquay
6 rue General De Gaulle
01100 Arbant, France.......................................    420,675

Ms. Brigitte Bolle
25 bis boulevard de la Saussaye
92200 Neuilly-sur-Seine, France............................    419,610

Mrs. Christelle Roche
2 rue Macrete
01100 Arbent, France.......................................    419,610

                                    EXHIBIT A

                                                                WARRANT No._____

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, MORTGAGED, PLEDGED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE SECURITIES ACT AND STATE SECURITIES LAWS."



                  WARRANT TO PURCHASE UP TO ____________ SHARES

                               OF COMMON STOCK OF

                    BEC GROUP, INC. PAR VALUE $.01 PER SHARE

                     Exercisable commencing July ___, 1999;

                           Void after July ___, 2001.

THIS CERTIFIES that, for value received, ___________________________________
 ("Holder"), or registered assigns, is entitled, subject to the terms and conditions set forth in this Warrant, to purchase from BEC Group, Inc., a Delaware corporation (the "Company"), up to ____________ shares of Common Stock, $.01 par value, of the Company, at any time commencing 9:00 a.m. New York City time on July ___, 1999 and continuing up to 5 p.m. New York City time on July ___, 2001 at a price per Share of $3.10, per share, such number of Shares and price per Share being subject to adjustment from time to time as set forth in the Warrant Agreement referred to below. This Warrant is issued pursuant to a Warrant Agreement by and among the Company, the Holder and certain other holders of Warrants, dated as of July ___, 1997 (the "Warrant Agreement"), and is subject to all the terms thereof, including the limitations on transferability set forth therein.

This Warrant may be exercised by the holder hereof, in whole or in part (but not, in certain circumstances, as to a fractional share), by the presentation and surrender of this Warrant with the form of Election to Purchase duly executed, at the principal office of the Company (or at such other address as the Company may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company), and upon payment to the Company of the purchase price in cash, by cashier's check or by wire transfer or by any other means permitted under the terms of the Warrant Agreement. Notwithstanding the foregoing, this Warrant may not be exercised for an amount of Shares that is less than 50,000 or the remaining Shares that such Warrantholder is then able to purchase upon exercise of the Warrant. The Shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Shares. Certificates for the Shares so purchased shall be delivered or mailed to the holder promptly after this Warrant shall have been so exercised, and, unless this Warrant has expired or has been exercised in full, a new Warrant identical in form but representing the number of Shares with respect to which this Warrant shall not have been exercised shall also be issued to the holder hereof.

Nothing contained herein shall be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company.

Dated:  ______________



                                    BEC GROUP, INC.



                                    By:_____________________________
                                                 [Title]

                                 BEC GROUP, INC.

                              ELECTION TO PURCHASE

BEC Group, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _________________________________ Shares provided for therein, and requests that certificates for the Shares be issued in the name of:



________________________________________________________________________________
             (Please Print Name, Address and Social Security Number)

and, if said number of Shares shall not be the total number of Shares purchasable hereunder, that a new Warrant certificate for the balance of the Shares purchasable under the within Warrant certificate be registered in the name of the undersigned Warrantholder or his/her Assignee as below indicated and delivered to the address stated below:



Dated:  ____________, 19__





            Name of Warrantholder or
            Assignee (Please Print):______________________________________



            Address:______________________________________________________



Signature:____________________________________________

Signature Guaranteed:                  Note: The above signature must
                                       correspond with the name as written
                                       upon the face of this Warrant
                                       certificate in every particular,
                                       without alteration or enlargement or
                                       any change whatever, unless this
                                       Warrant has been assigned.

(To be signed only upon assignment of Warrant)



FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



________________________________________________________________________________
        (Name and Address of Assignee must be Printed or Typewritten)

the within Warrant, hereby irrevocably constituting and appointing ___________________________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.



Dated: __________________, 19__





                                    __________________________________________
                                    Signature of Registered Holder

Signature Guaranteed:               Note: The signature of this assignment
                                    must correspond with the name as it
                                    appears upon the face of the within
                                    Warrant certificate in every particular, without alteration or enlargement or any change whatever.